U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): February 16,

                       COMMISSION FILE NUMBER: 000-26349


                            ComputerXpress.com, Inc.
                          ----------------------------
            (Exact name of registrant as specified in its charter)



              Nevada                                    86-0853156
---------------------------------------          -------------------------
(State or jurisdiction of incorporation          (I.R.S. Employer I.D. No.)
 or organization)


         525 Seymour, #908
          Vancouver, B.C.                                    V6B 3H7
------------------------------------------              ----------------
(Address of principal executive offices)                    (Zip Code)


                  Registrant's telephone number: (604685-1527

             79811 "A" Country Club Drive, Bermuda Dunes, CA 92201
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1. Change In Control of Registrant

On February 16, 2003, the company acquired the Klintsy Gold Deposit from Aurora International, Inc., a company involved in developing gold properties in Ukraine, in exchange for 10 million shares of restricted common stock. As a result, the control of the company has changed.

Item 2. Acquisition or Disposition of Assets

Not Applicable

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

Not Applicable

Item 5. Other Events

The resignations on the board of directors have been filled. In addition, the company has changed its name to Aurora International. Inc.


MANAGEMENT

Executive Officers, Key Employees and Directors

The members of the Board of Directors of ComputerXpress.com, Inc. serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of ComputerXpress.com, Inc. are:


     Name                          Age                  Position
----------------                  -----            -------------------
Walter Stunder                     65             President, Director
3071 7th Ave. E
Vancouver, B.C. V6B 3H7

David Maxwell                      58             Secretary/Treasurer,
#201-16005 Fraser Highway                         Director
Surrey, BC V3S 2W9

Kevin Stunder                      33             Vice president
3880 Lynn Valley Road
North Vancouver, BC

David Yeager                       55             Director
1727 Bowen Bay Road
PR 1 T-6 Bowen Island, BC V0N 1G0

Walter Stunder. Mr. Stunder is President, Chairman and Chief Executive Officer of the Company. He has been in the precious metals for many years. He received his education at the University of Saskatchewan. He has operated a successful consulting company for the past 26 years in the exploration and development of precious metals. He has been active as a board member of several public companies.

Because of his background and linguistic capabilities, he has been active in Eastern Europe since 1976. He has acted as a consultant to several International companies with regard to precious mineral properties and presently sees the potential in developments in that region.

David Maxwell.   Mr. Maxwell is Secretary/Treasurer of the Company.  Mr.
Maxwell is currently the President of David J. Maxwell Ltd., a Chartered Accountancy firm in the public practice sector. The company's focus is the supply of accounting and taxation advice and other financial services to corporations in a wide variety of industries.

Mr. Maxwell obtained his CA designation in 1971 in Ontario with the firm of Price Waterhouse, now PricewaterhouseCoopers. He also has a CPA designation from the United States. His accounting career has been in public practice save for a three- year stint as Controller of a large wholesale electronics distributor with branches located across Canada.

Mr. Maxwell is a graduate of the University of British Columbia with a Bachelor of Commerce and is a member of the Canadian Institute of Chartered Accountants and the British Columbia and Ontario Institutes of Chartered Accountants.

Kevin Stunder. Mr. Stunder serves as the director of VantagePoint's new eBusiness product management. In 1991, he received a Bachelor of Business Administration degree in Marketing and International Business from Simon Fraser University, British Columbia. For the next decade, he served in marketing and interactive media and eCommerce management for several British Columbia companies, including director of eCommerce for Intrawest Corporation, a leading developer and operator of destination resorts across North America. His past efforts received multiple awards in 2000 including "Best Integrated Customer Relationship Management/Ebusiness Solution" from the Microsoft Industry Solutions Awards, and Internet World's "Best Canadian Recreational Website."

David A. Yeager, P. Geo. Mr. Yeager is a seasoned professional economic geologist with practical experience in exploration and mining as well as a working knowledge of the requirements of technical and corporate reporting.

Mr. Yeager is the President of Skyline Gold Corporation, a gold exploration company, opposition which has held for the past 3 years. He also completed the Continuous Disclosure Review course in consultation with the B.C. Securities Commission. He is familiar with farm-in procedures for the acquisition of mineral properties.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of ComputerXpress.com, Inc. as of the date of this disclosure(1), by (I) each person who is known by ComputerXpress.com, Inc. to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of ComputerXpress.com, Inc.'s directors and executive officers, and (iii) all directors and executive officers as a group.


Name and Address                    Number of Shares     Percentage Owned
--------------------------          ----------------     ----------------
Aurora International. Inc.             10,000,000              80%
525 Seymour, #908
Vancouver, B.C. V6B 3H7

Walter Stunder                             -0-
3071 7th Ave. E
Vancouver, B.C. V6B 3H7

David Maxwell                              -0-
#201-16005 Fraser Highway
Surrey, BC V3S 2W9
                                           -0-
Kevin Stunder
3880 Lynn Valley Road
North Vancouver, BC

David Yeager                               -0-
1727 Bowen Bay Road
PR 1 T-6 Bowen Island, BC V0N 1G0

-----------------------

Directors as a Group                       -0-


Item 6. Resignations of Registrant's Directors

As of February 16, 2003, Directors Franklin Scivally and Donald R. Smallman resigned as officers and directors of the company.


Item 7. Financial Statements and Exhibits

        None

c.      Exhibits.

6.1     Resignation of Officer and Director Franklin Scivally

6.2     Resignation of Officer and Director Donald Smallman

6.3     Amendment to Articles of Incorporation of Computer Xpress

6.4     Asset Purchase Agreement



                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2003

Computer Xpress, Inc.

By: Franklin Scivally
    ----------------------------
    Franklin Scivally, President

In connection with the current report of ComputerXpress.com, Inc. (the "Company") on Form 8K for February 16, 2003, as filed with the Securities and Exchange Commission on the date hereof, Franklin Scivally and Donald R. Smallman certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

       1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: February 17, 2003           By: Franklin Scivally
                                       ----------------------------
                                       Franklin Scivally, President



Dated: February 17, 2003           By:   Donald Smallman
                                         ------------------------------------
                                         Donald Smallman, Secretary/Treasurer

EXHIBIT
6.1
RESIGNATION OF OFFICER AND DIRECTOR


I, Franklin Scivally, hereby resign as an officer and Director of ComputerXpress.com, Inc. as of February 18, 2003.

Date: February 16, 2003

                                            Franklin Scivally
                                       ----------------------------
                                            Franklin Scivally

EXHIBIT
6.2
RESIGNATION OF OFFICER AND DIRECTOR

I, Donald Smallman, hereby resign as an officer and Director of ComputerXpress.com, Inc. as of February 18, 2003.

Date: February 16, 2003

                                         ------------------------------------
                                                   Donald Smallman

EXHIBIT
Exhibit 6.3
AMENDMENT TO ARTICLES OF INCORPORATION OF COMPUTER XPRESS

DEAN HELLER
SECRETARY OF STATE
202 NORTH CARSON ST.
CARSON CITY, NEVADA 89701-4201
FILED # C594-97
FEB 12 2003


           CERTIFICATE OF AMENDMENT (PURSUANT TO NRS 78.385 AND 78.390)

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 After Issuance of Stock) Remit in Duplicate

1.  Name of Corporation: COMPUTERXPRESS.COM, INC.

2. The articles have been amended as follows (provide article numbers, if available)

Article 1 is hereby amended to read as follows:

NAME OF CORPORATION: AURORA INTERNATIONAL. INC.

Article 3 is hereby amended to read as follows:

SHARES: The number of shares with par vale 100,000,000 Par Value: .001

3. The vote by which the stockholders holding shares in the corporation entitled them to exercised at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 574,960.

4.  Officer signature (required):

    F. Scivally
    ----------------------------
    F. Scivally

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                              ACQUISITION AGREEMENT

     THIS AGREEMENT (hereinafter "the agreement"), is made and entered into as of the 15th day of February, 2003, by and between ComputerXpress.com, Inc., a Nevada corporation (hereinafter "ComputerXpress"), Aurora International. Inc. (hereinafter "Aurora International. Inc."), provides as follows:

     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:

     A. ComputerXpress, Inc. is a publicly held Nevada corporation, with currently issued and outstanding, 849,983 shares of common stock.

     B. ComputerXpress.com, Inc. is a publicly held, reporting company, whose securities are quoted on the pink sheets under the symbol, "CPXP."

     C. ComputerXpress.com, Inc. desires to spin off its operating subsidiary, Casa De Computers, and to acquire the business of Aurora International. Inc.

     D. Aurora International. Inc. is interested in becoming acquired by a publicly held entity, in order to improve its opportunities to obtain financing for its gold exploration, extraction and refining business plan.

     2.  ACQUISITION OF AURORA INTERNATIONAL, INC. BUSINESS

     A. In exchange for 10,000,000 shares of ComputerXpress.com, Inc. restricted common stock, Aurora International. Inc. hereby transfers all right, title and interest to its Ukrainian Gold Deposits

     B.  ComputerXpress.com, Inc. shall be renamed Aurora International. Inc.

     C. The wholly owned subsidiary, Casa De Computers, shall be spun off to ComputerXpress, Inc. shareholders as a separate entity as demanded by Aurora International. Inc.

     D. The current board of directors of ComputerXpress, Inc. shall resign, and the current board of Aurora International. Inc. shall be nominated as replacement directors.


     3.  CONDITIONS PRECEDENT TO COMPUTERXPRESS'S PERFORMANCE

     The exchange of ComputerXpress.com, Inc. stock is conditioned upon the following:

     A. The satisfactory completion of the parties' due diligence investigation of Aurora International. Inc., and their respective business, officers, directors and shareholders.

     B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Aurora International. Inc. shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.

     4.  CONDITIONS PRECEDENT TO AURORA INTERNATIONAL. INC.'S PERFORMANCE

     The exchange of ComputerXpress.com, Inc. stock is conditioned on the following:

     A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of ComputerXpress since the execution of the letter of intent between the parties.

     B. The satisfactory completion of Aurora International. Inc.'s due diligence investigation of ComputerXpress, Inc. and its business, operations and officers and directors.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. ComputerXpress, Inc. shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

     5.  REPRESENTATIONS AND WARRANTIES OF AURORA INTERNATIONAL. INC.

     Aurora International. Inc. hereby represents and warrants to ComputerXpress.com, Inc. as follows:

     A. Aurora International. Inc. has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Aurora International. Inc. and ComputerXpress, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Aurora International. Inc., ComputerXpress, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Aurora International. Inc. and ComputerXpress, Inc. hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Aurora International. Inc. or ComputerXpress, is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Aurora International. Inc. or ComputerXpress's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of Aurora International. Inc.'s assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither Aurora International. Inc., nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Aurora International. Inc. does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Aurora International. Inc., and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Aurora International. Inc. or ComputerXpress.

     H. Aurora International. Inc. has complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

 6.  REPRESENTATIONS AND WARRANTIES OF COMPUTERXPRESS.COM, INC.

     ComputerXpress.com, Inc.  hereby represents and warrants as follows:

     A. ComputerXpress.com, Inc. is a corporation duly formed and validly existing and in good standing under the laws of the state of Nevada, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.

     B. ComputerXpress.com, Inc. has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of ComputerXpress.com, Inc., and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. ComputerXpress.com, Inc. is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by ComputerXpress.com, Inc. hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which ComputerXpress.com, Inc. is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of ComputerXpress.com, Inc. 's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. The shares of ComputerXpress.com, Inc. being transferred pursuant to this agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

     G. Neither ComputerXpress.com, Inc., nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     H. The authorized share capital of ComputerXpress.com, Inc. consists of 100,000,000 shares of common class stock, 849,983 of which are issued and outstanding, and are owned, beneficially and of record by ComputerXpress.com, Inc.'s shareholders and no other share capital of ComputerXpress.com, Inc. is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating ComputerXpress.com, Inc. to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

     I. ComputerXpress.com, Inc. has submitted to Aurora International. Inc. a list of all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing affected by ComputerXpress.com, Inc. or to which any properties or assets of ComputerXpress.com, Inc. is subject, a list of all leases and similar agreements under which ComputerXpress.com, Inc. is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of ComputerXpress.com, Inc.'s business. ComputerXpress.com, Inc. has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.

     J. The execution, delivery and performance of this agreement by ComputerXpress.com, Inc. does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to ComputerXpress.com, Inc., and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of ComputerXpress.com, Inc. .

     K. ComputerXpress.com, Inc. has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     L. All of the representations and warranties herein made by ComputerXpress.com, Inc. are applicable to it and to each of its subsidiaries as well.

     M. There are no actions, suits, and proceedings pending or threatened against or affecting ComputerXpress.com, Inc. or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. ComputerXpress.com, Inc. has no knowledge or notice of, any grounds for any other action, suit or proceeding.

     N.   ComputerXpress.com, Inc. has no outstanding payables.

     O. Aurora International. Inc. shall have received an opinion, dated the Closing Date, from ComputerXpress's legal counsel, which shall be in a form and substance satisfactory to Aurora International. Inc., as follows:

          1. ComputerXpress.com, Inc. is a corporation, formed and duly organized, validly existing and in good standing under the laws of the state of Nevada. ComputerXpress.com, Inc. has the corporate power to enter into and perform this agreement. ComputerXpress.com, Inc. has the corporate power to own or lease its properties and to carry on its business as now being conducted. The capitalization of ComputerXpress.com, Inc. is as stated in such opinion, and all issued and outstanding shares of ComputerXpress.com, Inc. are duly authorized, validly issued, fully paid and non-assessable.

          2. No provision of the founding documents or statutes of ComputerXpress.com, Inc. , or of any mortgage, indenture, agreement, contract, or other instrument known to such counsel to which ComputerXpress.com, Inc. is a party, will be violated or breached by the performance of this agreement, or to the knowledge of such counsel, requires the consent or authorization of any other person, firm or corporation to this agreement or that, if required, such consent or authorization has been obtained.

          3. Except for the matters referred to in this Agreement or disclosed in writing to ComputerXpress.com, Inc. prior to the date of this agreement, such counsel knows of no materially adverse action, suit or proceeding pending or threatened against ComputerXpress.com, Inc., except that is specifically set forth in Exhibit 2 hereto.

          4. ComputerXpress.com, Inc. has full power and authority to execute this Agreement.

          5. All corporate acts and other proceedings required to be taken by ComputerXpress.com, Inc. to authorize the performance of this Agreement have been duly and properly taken, except for the approval of ComputerXpress.com, Inc.'s shareholders, pursuant to a duly noticed shareholder's meeting, which is required to consummate this agreement. This agreement constitutes the legal, valid and binding obligations of ComputerXpress.com, Inc., enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally from time to time in effect.

     7.  CLOSING

      Concurrently with the Closing, ComputerXpress.com, Inc. shall deliver certificates representing the 10,000,000 shares to Aurora International. Inc. Aurora International. Inc. shall deliver the balance of the purchase price, which shall be turned over to ComputerXpress.com, Inc.

     8.  NOTICES

      Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     9.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of Nevada.

      This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

      This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.


     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              ComputerXpress.com, Inc.,


                              By__________________________________
                                   FRANKLIN SCIVALLY, President


                              Aurora International. Inc.

                              By__________________________________
                                   WALTER STUNDER, President

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